April 21, 2025

2025 First Quarter

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.



Diverse DC metro market

Major universities
- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub
- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident fortune 500
- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon

Other notable
- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLS, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

DC market by the numbers

The DC metropolitan area remains vibrant with opportunity

We continually monitor decisions made by the Administration, Congress, and the DC Government; and assess their impact on our business strategy

$125,027
Median household income[1]

$906,595
Average home listing price[2]

24
Median days on the market[2]

410K
Federal employees in the DMV[3]

[1] Federal Reserve Economic Data – Year End 2023 – Fairfax County, Falls Church, DC, MD –Average

[2] Federal Reserve Economic Data – March 2025 – DC Metropolitan Statistical Area

[3] Partnership for Public Service – 2023 data. Excludes Military, Postal, and Intelligence employees.

Strategic balance sheet growth


May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
Dec 2014
$12.8M Private Placemen t of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
Sept. 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
$45
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$803
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
$2,228
$2,223
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

(Assets $ millions)


$2.2B
Total Assets
Q12025
6
Branches

20+ years of service

- **Bank established:** 2004
- **Headquarters:** Fairfax, VA
- **Number of branches:** 6
- **Full-time employees:** 182
- **Assets per employee:** $12.2m
- **Holding company established:** 2016

Share performance

Nasdaq capital market:	MNSB
Close common stock price	$16.72
Price / tangible book value	71%
Common shares outstanding	7,703,197
Market capitalization	$129 million
Tangible book value	$23.67

Nasdaq capital market:	MNSBP
Close preferred stock price	$24.76

2025 first quarter financial summary

		1Q25	4Q24	3Q24	2Q24	1Q24
Profitability	EPS	$0.25	($2.20)	($0.04)	$0.27	$0.36
	ROAA[2]	0.46%	(2.80%)	0.05%	0.50%	0.65%
	ROAE[2]	4.78%	(28.19%)	0.47%	4.70%	5.97%
	ROATCE[2]	4.29%	(36.51%)	(0.60%)	4.64%	6.17%
	Net interest margin[1,2,3]	3.30%	2.96%	3.05%	3.20%	3.29%
Balance Sheet	Net loans ($000)	$1,811,789	$1,810,556	$1,775,558	$1,778,840	$1,727,110
	Total deposits ($000)	$1,908,325	$1,907,794	$1,893,669	$1,755,363	$1,732,735
	Total assets ($000)	$2,222,845	$2,228,098	$2,224,599	$2,093,746	$2,070,015
	ACL / gross loans[4]	1.06%	1.06%	1.02%	0.95%	0.95%
	NCOs / avg loans	0.00%	0.46%	0.42%	0.08%	0.03%
	Total equity/tangible assets [3]	9.43%	9.33%	10.25%	10.82%	10.86%

[1] Tax-equivalent yield [2] annualized [3] non-GAAP [4] ACL on loans excludes unfunded commitments

Strong liquidity management

Metric	1Q25	4Q24	3Q24	2Q24
Liquidity coverage ratio (LCR)[1]	225%	164%	217%	122%
Core deposit ratio [2]	70%	76%	78%	78%
Loan / Deposit Ratio	96%	96%	95%	102%
FDIC insured / total deposits [3]	74%	77%	77%	78%
		(millions)		
High quality liquid assets [4]	$274	$278	$311	$167
Secured line available balance	$555	$545	$521	$517
Unsecured line of credit	$144	$144	$144	$129
Total available funding sources	$699	$689	$665	$646

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio
[3] Bank level metric
[4] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Deposit structure is steady

The Business Banking team is busy building new relationships within our market


33%
38%
29%
40%
36%
24%
41%
21%
38%
43%
17%
40%
41%
18%
41%
44%
18%
38%
43%
17%
40%
43%
18%
39%
2021
2022
2023
2024
2Q24
3Q24
4Q24
1Q25
Interest-bearing DDAs
Non-interest bearing DDAs
Time

Net interest margin on the rise

3.30%

Net interest margin for the quarter ended March 31, 2025

Quarterly net interest margin [1]



3.35%
3.30%
3.25%
3.20%
3.15%
3.10%
3.05%
3.00%
2.95%
2.90%
2.85%
1Q24
2Q24
3Q24
4Q24
1Q25

[1] Tax-equivalent yield

Adjusting deposit stack to optimize pricing opportunities

Type	Balance (millions)	Percent of total	Weighted avg. rate	Weighted maturity
Non-interest-bearing DDA	$345	26%	0.00%	n/a
Low-cost transactional [1]	$105	8%	0.15%	n/a
Interest bearing	$437	33%	3.70%	n/a
Term	$443	33%	4.38%	7 months
Total core deposits	**$1,330**	**100%**	**2.68%**	
Money market deposits	$201	35%	4.50%	n/a
Term with call option [2]	$10	2%	4.90%	53 months
Term	$367	63%	4.41%	11 months
Total non-core deposits	**$578**	**100.0%**	**4.45%**	

[1] Interest bearing deposits with rates at or below 1%
[2] Callable at Bank's discretion, 100% callable as-of March 31, 2025.

2025 Expectations

We are committed to driving cost efficiencies to achieve 2023 expense levels

2025 estimated expense run rate (million)			
1st Quarter Actual	2nd Quarter Estimate	3rd Quarter Estimate	4th Quarter Estimate
$14.3	$12.5	$11.9	$11.5

Diversified loan portfolio


Flat during Q1.
Residential Real Estate 11%
Up $25M during first Quarter.
Non-Owner Occupied CRE 31%
$1.8B
Construction 19%
Construction loans down $47M during quarter.
C&I 6%
Flat during Q1.
Owner-Occupied CRE 20%
Multi-Family 13%
Up $6M during first Quarter.
Up $12M during first Quarter.

90% of construction loans have an interest reserve deposit held at the bank

Managing commercial real estate back to within 375% of total capital


Investor CRE as a % of total capital
373%
373%
365%
367%
360%
394%[1]
388%
139%
138%
130%
130%
118%
132%
116%
234%
235%
235%
237%
242%
262%
272%
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
Investor CRE
Construction

Goal is $39M reduction in CRE exposure by end of Q2


394%
388%
370%
24Q4
25Q1
25Q2 Projected

[1] Writedown of intangible assets affected concentration ratio

Diligent oversight for government contract lending

29 asset-based lines of credit

$9.3M
Total outstanding

→ Advances are supported by billed receivables borrowing base per draw

$80.9M
Total committed

→ 54% of the total committed lines are used for contract bidding purposes and maintain zero balances

4 term loans

$2.9M
Total outstanding

→ Rapid repayment with average remaining term of 33 months

Loan pricing positioned for stable or falling rates

76%
Rate resets beyond 6 months[1]

24%
Rate resets within 6 months[2]

40% with a weighted average floor rate of **6.32%**

March 31, 2025 total loans $1.8B

[1] Loans include all fixed-rate and floating loans with a rate repricing date more than 6-months from quarter-end
[2] Loans are loans that can reprice immediately or have a rate repricing date within 6-months from quarter-end

Strong loan metrics

The average new loan size is indicative of well-distributed credit risk management process.



Average New Loan Size
Legal Lending Limit
21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$44,488
$44,749
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
$1,356
2018
2019
2020
2021
2022
2023
2024
2025 Q1

Average loan size excludes consumer loans

Earning asset stress-test shows strong results

Pre- and post-stress capital ratios


15.8%
15.4%
15.8%
16.1%
15.9%
16.0%
14.6%
14.8%
14.0%
14.6%
14.9%
14.9%
13.6%
13.7%
12.5%
12.4%
7.0%
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Stress Loss Estimates ($000)							
$32,539	$35,661	$31,840	38,667	$42,476	$42,476	$45,104	$44,183

Pre stress CET1 /RBC — Post stress CET1 / RBC — Regulatory threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

A great outcome for a nonperforming loan


bright MLS

2626 Pennsylvania Ave NW
Washington, DC



Case 24-00345-ELG Doc 112 Filed 03/27/25 Entered 03/27/25 08:54:14 Desc Main Document Page 1 of 34

The order below is hereby signed.

Signed: March 26 2025

Elizabeth L. Gunn
U.S. Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLUMBIA

IN RE	*	
2626 PENN LLC	*	CASE NO. 24-00345-ELG
	*	Chapter 11
Debtor.	*	

ORDER (A) AUTHORIZING SALE OF ASSETS FREE AND CLEAR OF ALL LIENS, CLAIMS, ENCUMBRANCES AND OTHER INTERESTS AND (B) GRANTING RELATED RELIEF

Bankruptcy Court for the District of Columbia stalking horse sale resulted in $12.7 million offer with $3 million cash deposit and all-cash closing on or before June 1, 2025

Nonperforming loans

Beginning balance	$21.7 million
2626 Pennsylvania	-$11.2 million
Ending balance	$10.5 million

Expect to see improvements in level of classified loans

Classified loans

million	Probable outcome
$26.0	Multi-Family construction with high probability of good outcome
$7.8	Properties are leased and paid as agreed and have a high probability of successful outcome.
$0.4	Fully secured marketable securities, with upgrade Likely
$34.2	

The allowance for credit losses is directionally consistent with recent performance


Allowance for credit losses on loans / gross loans
1.06
0.88
2022
2023
2024
2025 Q1

We anticipate this trend will continue to normalize in 2025

Avenu Update

The Company will no longer support the development of Avenu for our Banking-as-a-Service solution

The timeline to achieve the expected return on invested capital extended beyond our plan and we believe that focusing on the core bank will drive greater value for the shareholders going forward

Financial highlights

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2021	2022	2023	2024	Q1'25 LTM	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
Interest Income	64,199	83,845	124,421	134,615	135,109	32,469	33,436	33,591	35,119	32,963
Interest Expense	10,663	13,836	47,679	72,041	71,650	16,844	17,871	18,248	19,078	16,453
Net Interest Income	53,536	70,010	76,742	62,574	63,459	15,625	15,565	15,343	16,041	16,510
Noninterest Income	6,110	4,834	3,340	3,252	3,396	796	764	886	807	939
Realized Gains (Losses) on Securities	6	4	0	-48	-48	0	-48	0	0	0
Total Revenue	59,645	74,843	80,082	65,826	66,855	16,421	16,329	16,229	16,848	17,450
Noninterest Expense	32,865	39,057	45,616	72,967	74,799	12,481	12,835	13,219	34,431	14,314
Pre-Tax Pre-Provision Income (Loss) (Non-GAAP)	26,782	35,787	34,466	-7,141	-7,944	3,940	3,494	3,010	-17,583	3,135
Provision for (recovery of) Credit Losses	-1,175	2,398	1,642	6,763	6,958	-195	638	2,913	3,407	0
Net Income (Loss) before Taxes	27,956	33,389	32,824	-13,904	-14,902	4,135	2,856	97	-20,990	3,135
Provision for Taxes (benefit)	5,785	6,714	6,239	-3,924	-4,071	830	238	-168	-4,823	682
Net Income (Loss) (GAAP)	22,171	26,674	26,585	-9,980	-10,831	3,305	2,618	265	-16,167	2,453
Net Income to Common Shareholders (Loss)	20,015	24,518	24,429	-12,136	-12,987	2,766	2,079	-274	-16,706	1,914
Less: Realized Gains (Loss)	6	4	0	-48	12	0	-48	0	0	60
Plus: Nonrecurring Expenses	0	0	0	21,041	21,041	0	0	594	20,447	0
Total Core Adjustments Pre-Tax	6	4	0	21,089	21,149	0	48	594	20,447	60
Total Core Adjustments Post-Tax	5	3	0	16,278	16,369	0	38	469	15,814	47
Core Net Income (Loss) (Non-GAAP)	22,166	26,671	26,585	6,298	5,442	3,305	2,656	734	-353	2,406
Core Net Income (Loss) to Common Shareholders (Non-GAAP)	20,020	24,521	24,429	4,142	3,286	2,766	2,117	195	-892	1,867
Average Assets	1,685,140	1,744,029	1,931,805	2,136,586	2,165,690	2,037,469	2,090,525	2,126,128	2,290,644	2,155,461
Average Equity	179,123	190,839	209,921	224,631	221,118	222,100	223,194	225,645	227,542	208,093
Average Tangible Common Equity	151,327	158,273	170,662	180,381	180,643	179,760	179,545	180,645	181,551	180,830

Financial highlights continued

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2021	2022	2023	2024	Q1'25 LTM	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25
Performance Metrics (%)										
ROAA	1.32	1.53	1.38	-0.47	-0.50	0.65	0.50	0.05	-2.80	0.46
ROAE	12.38	13.98	12.66	-4.44	-4.90	5.97	4.70	0.47	-28.19	4.78
ROATCE to Common Shareholders	13.23	15.49	14.31	-6.73	-7.19	6.17	4.64	-0.60	-36.51	4.29
Core ROAA (Non-GAAP)	1.32	1.53	1.38	0.29	0.25	0.65	0.50	0.14	-0.06	0.45
Core ROAE (Non-GAAP)	12.38	13.98	12.66	2.80	2.46	5.97	4.77	1.29	-0.62	4.69
Core ROATCE to Common Shareholders (Non-GAAP)	13.23	15.49	14.31	2.30	1.82	6.17	4.73	0.43	-1.95	4.19
Net Interest Margin (%)	3.34	4.21	4.13	3.11	3.11	3.27	3.19	3.04	2.94	3.28
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.35	4.23	4.15	3.13	3.13	3.29	3.20	3.05	2.96	3.30
Common Equity	161,525	171,019	194,254	180,728	182,355	195,859	197,452	198,788	180,728	182,355
Less: Total Intangible Assets	2,493	9,149	14,657	-	-	15,691	17,205	18,881	-	-
Tangible Common Equity (Non-GAAP)	159,032	161,870	179,597	180,728	182,355	180,168	180,247	179,907	180,728	182,355
Total Assets	1,647,402	1,925,751	2,035,432	2,228,098	2,222,845	2,070,015	2,093,746	2,224,599	2,228,098	2,222,845
Less: Total Intangible Assets	2,493	9,149	14,657	-	-	15,691	17,205	18,881	-	-
Tangible Assets (Non-GAAP)	1,644,909	1,916,602	2,020,775	2,228,098	2,222,845	2,054,324	2,076,541	2,205,718	2,228,098	2,222,845
Total Equity / Tangible Assets (%) (Non-GAAP)	11.48	10.35	10.96	9.33	9.43	10.86	10.82	10.25	9.33	9.43
Common Shares Outstanding (actual)	7,595,781	7,442,743	7,527,415	7,603,765	7,703,197	7,614,090	7,598,529	7,602,783	7,603,765	7,703,197
Tangible Book Value per Common Share ($) (Non-GAAP)	20.94	21.75	23.86	23.77	23.67	23.66	23.72	23.66	23.77	23.67

Definitions

ACL	Allowance for Credit Losses	LTM	Last-Twelve-Months
AOCI	Accumulated Other Comprehensive Income	$MM	Millions of Dollars
CET1	Common Equity Tier-1	NCOs	Net Charge-Offs
CET1-RBC	Common Equity Tier-1 Risk-Based Capital	ROAA	Return on Average Assets
CRE	Commercial Real Estate	ROAE	Return on Average Equity
EPS	Earnings Per Share	ROATCE	Return on Average Tangible Common Equity
GAAP	Generally Accepted Accounting Principles	TBV	Tangible Book Value
LCR	Liquidity Coverage Ratio	YTD	Year-to-Date
		($000)	Thousands of Dollars